SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                November 27, 2002


                           Community Bancshares, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



      000-16461                                            63-0868361
(Commission File No.)                          (IRS Employer Identification No.)


                                68149 Main Street
                           Blountsville, Alabama 35631
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (205) 429-1001
               (Registrant's telephone number including area code)



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Item 5.  Other Events.


The Company has agreed to a proposed settlement in the Benson litigation. Discussions of this litigation are included in the Company's previous filings with the Commission, most recently the September 30, 2002 Form 10Q filed on November 19, 2002 in which the Company disclosed that the parties had entered into meaningful settlement negotiations and reached a provisional agreement to settle all claims in the lawsuit. The proposed settlement remains to be subject to approvals of the court. A notice of the proposed settlement has been distributed to the shareholders of the Company and a copy of the notice is attached as an exhibit hereto.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


Exhibits

     99.1 Notice to Sharehoders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       COMMUNITY BANCSHARES INC.

                                      By: /s/ Kerri Newton
                                         ---------------------------------------
                                         Kerri Newton
                                         Chief Financial Officer

Date:  November 29, 2002